UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

March 28, 2012
____________________________

TANDY BRANDS ACCESSORIES, INC.
(Exact name of registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18927 (Commission File Number)	75-2349915 (IRS Employer Identification No.)
3631 West Davis, Suite A Dallas, Texas 75211 (Address of principal executive offices and zip code)

(214) 519-5200
(Registrant's telephone

number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 7.01.	Regulation FD Disclosure.

Tandy Brands Accessories, Inc. (the “Company”) has prepared presentation materials that management intends to use from time to time on and after March 28, 2012 in connection with various presentations about the Company and its operations and performance.  The Company may use these materials for presentations to current and potential investors, customers, suppliers, creditors and others with an interest in the Company’s business.  The presentation materials are included as Exhibit 99.1 to this Form 8-K and are incorporated herein by reference.

The information contained in the presentation materials is summary in nature and should be considered within the context of the Company’s filings with the Securities and Exchange Commission and other public announcements.  The presentation materials speak only as of the date of this Form 8-K.  While the Company may elect to update the presentation materials in the future or reflect events and circumstances occurring or existing after the date of this Form 8-K, the Company specifically disclaims any obligation to do so.

Use of Non-GAAP Financial Information

The Company has included in the presentation materials statements regarding financial measures such as net sales, net revenue, cost of goods sold, gross profits, gross margin and net income (loss) that are prepared in accordance with generally accepted accounting principles, or “GAAP.”

The Company has supplemented the financial information it provides in accordance with GAAP included in the presentation materials with disclosures concerning measures such as EBITDA, adjusted EBITDA, free cash flow and adjusted net income (loss), each of which is a non-GAAP financial measure.  The method the Company uses to produce these non-GAAP financial measures may differ from the methods used by other companies.  Non-GAAP financial measures used in the presentation materials are not measures of financial performance under GAAP and the Company’s reference to these non-GAAP financial measures should be considered in addition to the financial information and guidance that is prepared under GAAP.  It should not be considered as a substitute for the financial information and guidance that are presented as consistent with GAAP.  The Company’s management uses supplemental non-GAAP financial information internally to understand, manage and evaluate the Company’s business, to make operating decisions and for planning and forecasting purposes.  Reconciliations of the non-GAAP financial measures to the nearest GAAP financial measures are included on pages 50 and 51 of the presentation materials.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information furnished in Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01(d)	Exhibits

Exhibit 99.1	Investor Presentation, dated March 28, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY BRANDS ACCESSORIES, INC.

Date: March 28, 2012	By:	/s/ N. Roderick McGeachy, III
N. Roderick McGeachy, III Chief Executive Officer